AIRCRAFT FINANCE TRUST
                        ASSET BACKED NOTES, SERIES 1999-1
                          MONTHLY REPORT TO NOTEHOLDERS
                All amounts in US dollars unless otherwise stated

Payment Date                  15th of each month
Convention                     Modified Following Business Day

Current Payment Date              December 15, 2000
Current Calculation Date          December 11, 2000


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1. Account Activity Summary between Calculation Dates
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
                                              Prior                                                      Balance on
                                            Balance             Deposits          Withdrawals      Calculation Date

--------------------------------------------------------------------------------------------------------------------

Expense Account                       13,507,746.59         3,409,775.98        (1,048,470.09)        15,869,052.48
Collection Account                    66,007,789.62        13,937,043.23       (14,104,690.22)        65,840,142.63
VARIG Reserve Account                  6,750,000.00                    -                    -          6,750,000.00
Lessee Funded Account                 10,679,782.59           722,709.99          (610,000.00)        10,792,492.58
--------------------------------------------------------------------------------------------------------------------
Total                                 96,945,318.80        18,069,529.20       (15,763,160.31)        99,251,687.69
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
2. Analysis of Expenses Account Activity
--------------------------------------------------------------------------------------------------------------------

Opening Balance on Previous Calculation Date                                                          13,507,746.59
Transfer from Collection Account on Previous Payment Date                                              3,409,775.98
Interim Transfer from (to) Collection Account                                                                     -
Payments on Previous Payment Date                                                                       (411,387.77)
Interim payments                                                                                        (637,082.32)
Other                                                                                                             -
--------------------------------------------------------------------------------------------------------------------
Balance on Current Calculation Date                                                                   15,869,052.48
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3. Analysis of Collection Account Activity
--------------------------------------------------------------------------------------------------------------------

Opening Balance on Previous Calculation Date                                                          66,007,789.62
Collections during period
 - lease rentals                                                                                      10,587,346.44
 - maintenance reserves                                                                                1,845,647.94
 - other                                                                                                 261,531.20
 - interest income                                                                                       475,863.49
Drawings under Credit or Liquidity Enhancement Facilities                                                         -
Repayment of Drawings under Credit or Liquidity Enhancement Facilities                                            -
Transfer to Expense Account on previous Payment Date                                                  (3,409,775.98)
Net Swap receipts (payments) on previous Payment Date                                                    766,654.16
Net Transfers from (to) Lessee Funded Accounts                                                          (568,400.60)
Net Transfers from (to) Varig Reserve Accounts                                                                    -
Aggregate Note Payments on previous Payment Date                                                     (10,126,513.64)
Interim Transfer from (to) Expense Account                                                                        -
--------------------------------------------------------------------------------------------------------------------
Balance on Current Calculation Date                                                                   65,840,142.63
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

Net Transfers pursuant to Section 3.07 of the Trust Indenture                                                     -
                                                                                              ----------------------
Available Collections                                                                                 65,840,142.63
                                                                                              ----------------------

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3. Analysis of Collection Account Activity (Continued)
--------------------------------------------------------------------------------------------------------------------

Analysis of Current Payment Date Distributions

(i)        Required Expense Amount                                                                       346,078.48
(ii)       (a)  Class A Interest but excluding Step-up/Additional Interest                             4,982,183.58
           (b)   Swap Payments other than subordinated swap payments                                              -
(iii)      Repayment of Primary Eligible Credit Facilities                                                        -
(iv)       First Collection Account top-up                                                            33,000,000.00
(v)        Class A Minimum principal payment                                                                      -
(vi)       Class B Interest                                                                              788,347.32
(vii)      Repayment of Secondary Eligible Credit Facilities                                                      -
(viii)     Second collection account top-up                                                           10,000,000.00
(ix)       Class B Minimum principal payment                                                                      -
(x)        Class C Interest                                                                              706,666.67
(xi)       Repayment of Tertiary Eligible Credit Facilities                                                       -
(xii)      Third Collection Account top-up                                                             5,000,000.00
(xiii)     Class A Supplemental principal                                                                         -
(xiv)      Class B Supplemental principal                                                                         -
(xv)       Class C Minimum principal payment                                                                      -
(xvi)      Class D Interest                                                                              586,666.67
(xvii)     Repayment of Subordinate Eligible Credit Facilities                                                    -
(xviii)    Fourth Collection Account top-up                                                            4,000,000.00
(xix)      Class D Minimum principal payment                                                                      -
(xx)       Expense Accrual                                                                               386,872.20
(xxi)      Additional and Step-up Interest
           (a)  Additional Interest                                                                               -
           (b)  Maturity Step-up Interest                                                                         -
           (c)  Registration Step-up Interest                                                                     -
(xxii)     Class A Scheduled principal                                                                            -
(xxiii)    Class B Scheduled principal                                                                   210,582.35
(xxiv)     Class C Scheduled principal                                                                            -
(xxv)      Class D Scheduled principal                                                                            -
(xxvi)     Reimbursement of Beneficial Interest Cure Payments                                                     -
(xxvii)    Sale Premium
           (a)  Class C                                                                                           -
           (b)  Class D                                                                                           -
(xxviii)   Expense Account for Modification Accruals and Refinancing Payments                                     -
(xxix)     Class A Outstanding Principal Balance                                                       5,832,745.36
(xxx)      Class B Outstanding Principal Balance                                                                  -
(xxxi)     Class C Outstanding Principal Balance                                                                  -
(xxxii)    Class D Outstanding Principal Balance                                                                  -
(xxxiii)   Subordinated Swap Payments                                                                             -
(xxxiv)    Additional Servicing Obligations                                                                       -
(xxxv)     Remainder to Beneficial Interest                                                                       -
                                                                                              ----------------------
                                                                                                      65,840,142.63

Analysis of Liquidity Reserve Amount

First Collection Account Top-up                            33,000,000.00
Second Collection Account Top-up                           10,000,000.00
Third Collection Account Top-up                             5,000,000.00
Fourth Collection Account Top-up                            4,000,000.00
                                                    ---------------------
  Total Liquidity Reserve Amount                           52,000,000.00                             (52,000,000.00)

             Total Payments with respect to Payment Date
                                                                                              ----------------------
             less Collection Account Top Ups (iv), (viii), (xii), and (xviii) above                   13,840,142.63
                                                                                              ----------------------

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4. Payments on the Notes by Subclass
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                                                                Subclass             Subclass                 Class
(a) Floating Rate Notes                                              A-1                  A-2                     B
--------------------------------------------------------------------------------------------------------------------

Applicable LIBOR                                                6.62000%             6.62000%              6.62000%
Applicable Margin                                               0.48000%             0.50000%              1.15000%
Applicable Interest Rate                                        7.10000%             7.12000%              7.77000%
Actual Number of Days                                                 30                   30                    30
Interest Amount Paid                                        3,032,291.67         1,949,891.91            788,347.32
Additional Interest Paid                                               -                    -                     -
Maturity Step-up Interest Amount Paid                                  -                    -                     -
Registration Step-up Interest Amount Paid                              -                    -                     -
--------------------------------------------------------------------------------------------------------------------
Total Interest Paid                                         3,032,291.67         1,949,891.91            788,347.32
--------------------------------------------------------------------------------------------------------------------

Expected Final Payment Date                                 May 15, 2004        June 15, 2008          May 15, 2016
Excess Amortization Date                                    May 15, 2004        June 15, 1999         June 15, 1999

Original Balance                                          512,500,000.00       400,000,000.00        126,500,000.00
Opening Outstanding Principal Balance                     512,500,000.00       328,633,467.38        121,752,481.17
Total Principal Distribution Amount                                    -         5,832,745.36            210,582.35
Redemption Amount:
  Amount allocable to principal                                        -                    -                     -
  Amount allocable to premium                                          -                    -                     -
--------------------------------------------------------------------------------------------------------------------
Closing Outstanding Principal Balance                     512,500,000.00       322,800,722.02        121,541,898.82
--------------------------------------------------------------------------------------------------------------------


                                                                   Class                Class
(b) Fixed Rate Notes                                                   C                    D
----------------------------------------------------------------------------------------------

Applicable Interest Rate                                           8.00%               11.00%
Number of Days                                                        30                   30
Interest Amount Payable                                       706,666.67           586,666.67
Additional Interest Paid                                               -                    -
Registration Step-up Interest Amount Paid                              -                    -
----------------------------------------------------------------------------------------------
Total Interest Paid                                           706,666.67           586,666.67
----------------------------------------------------------------------------------------------

Expected Final Payment Date                                July 15, 2016      August 15, 2016
Excess Amortization Date                                   July 15, 2016         May 15, 2009

Original Balance                                          106,000,000.00        64,000,000.00
Opening Outstanding Principal Balance                     106,000,000.00        64,000,000.00
Total Principal Distribution Amount                                    -                    -

                                  Page 3 of 4

Redemption Amount:
 Amount allocable to principal                                         -                    -
 Amount allocable to premium                                           -                    -
----------------------------------------------------------------------------------------------
Closing Outstanding Principal Balance                     106,000,000.00        64,000,000.00
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
5. Floating Rate Note information for next Interest Accrual Period
--------------------------------------------------------------------------------------------------------------------

Next Payment Date                                       January 16, 2000
Next Calculation Date                                    January 9, 2000
Reference Date                                         December 13, 2000

                                                                Subclass             Subclass                 Class
                                                                     A-1                  A-2                     B
--------------------------------------------------------------------------------------------------------------------
Applicable LIBOR                                                6.71000%             6.71000%              6.71000%
Applicable Margin                                               0.48000%             0.50000%              1.15000%
Applicable Interest Rate                                        7.19000%             7.21000%              7.86000%

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6. Payments per $100,000 Initial Outstanding Principal Balance of Notes
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                                                                Subclass             Subclass                 Class
(a) Floating Rate Notes                                              A-1                  A-2                     B
--------------------------------------------------------------------------------------------------------------------

Opening Outstanding Principal Balance                         100,000.00            82,158.37             96,247.02
Total Principal Payments                                               -             1,458.19                166.47
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Closing Outstanding Principal Balance                         100,000.00            80,700.18             96,080.55

Total Interest                                                    591.67               487.47                623.20
Total Premium                                                          -                    -                     -
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                                                                   Class                Class
(b) Fixed Rate Notes                                                   C                    D
----------------------------------------------------------------------------------------------

Opening Outstanding Principal Balance                         100,000.00           100,000.00
Total Principal Payments                                               -                    -
----------------------------------------------------------------------------------------------
Closing Outstanding Principal Balance                         100,000.00           100,000.00

Total Interest                                                    666.67               916.67
Total Premium                                                          -                    -
----------------------------------------------------------------------------------------------


Swap Payments to be made on the current Payment Date are included in the 'Analysis of Current Payment Date Distributions'. Swap Receipts to be received on the current Payment Date are considered a Collection and are included in the next Collection Period. The amount of Swap Receipts to be received on the current Payment Date are as follows: 639,833.33

                                  Page 4 of 4